Exhibit 10.3

Execution Version

AMENDMENT NO. 3 TO TERM EMPLOYMENT AGREEMENT

This Amendment No. 3 to Term Employment Agreement (“Amendment”) is entered into as of October 23, 2024, by and among ENDEAVOR GROUP HOLDINGS, INC. (“EGH”), ENDEAVOR OPERATING COMPANY, LLC (“Endeavor Operating Company” or such affiliate thereof which may employ Employee from time to time (“Employer”)) and MARK SHAPIRO, an individual (“Employee”).

RECITALS

A.

Employee, EGH and Endeavor Operating Company are currently party to that certain Term Employment Agreement, dated as of April 19, 2021, as amended by that certain Amendment No. 1, dated February 26, 2024 and Amendment No. 2, dated April 2, 2024 (collectively, the “Employment Agreement”).

B.

Wildcat EGH Holdco, LP, Wildcat OpCo Holdco, LP, Wildcat PubCo Merger Sub, Inc., Wildcat OpCo Merger Sub, L.L.C., Wildcat Manager Merger Sub, L.L.C., Endeavor Executive Holdco, LLC, Endeavor Executive II Holdco, LLC, Endeavor Executive PIU Holdco, LLC, EGH, Endeavor Manager, LLC and Endeavor Operating Company entered into that certain Agreement and Plan of Merger, dated as of April 2, 2024 (as may be amended, modified, waived or supplemented from time to time in accordance with the terms thereof, the “Merger Agreement”).

C.	The parties hereto desire to amend the Employment Agreement with respect to certain compensation agreed to by the parties hereto.

D.	Capitalized terms not defined herein shall have the meanings set forth in the Employment Agreement.

TERMS AND CONDITIONS

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the parties hereto agree as follows:

1.	Amendment.

a.

(i) The reference to “the Amendment Date” in clause (i) of Section 3.2 of the Employment Agreement is hereby deleted and replaced in its entirety with “April 1, 2024” and (ii) every other reference to “the Amendment Date” in the Employment Agreement is hereby deleted and replaced in its entirety with “April 2, 2024”.

b.	Section 3.7 of the Employment Agreement is hereby replaced and superseded in its entirety with “Reserved.”

2.	Miscellaneous.

(a)	This Amendment shall be and hereby is incorporated into and forms a part of the Employment Agreement.

(b)

Notwithstanding anything herein to the contrary, this Amendment shall be void ab initio and of no further force or effect in the event the transactions contemplated by that certain Transaction Agreement, dated as of October 23, 2024, by and between IMG Worldwide, LLC, Endeavor Operating Company, Trans World International, LLC, TKO Operating Company, LLC and TKO Group Holdings, Inc. (the “Transaction Agreement”) are not consummated or the Transaction Agreement is terminated in accordance with its terms.

(c)

Except as expressly provided herein, all terms and conditions of the Employment Agreement (including, for avoidance of doubt, its Amendment No. 1 and Amendment No. 2, but excluding, the for avoidance of doubt, Section 2(d) of Amendment No. 2 which is no longer applicable pursuant to the terms of this Amendment No. 3) shall remain in full force and effect.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

ENDEAVOR OPERATING COMPANY, LLC

/s/ Ariel Emanuel
By:
Name: Ariel Emanuel
Title: CEO

ENDEAVOR GROUP HOLDINGS, INC.

/s/ Ariel Emanuel
By:
Name: Ariel Emanuel
Title: CEO

MARK SHAPIRO

/s/ Mark Shapiro

Signature Page to Amendment No. 3 to Term Employment Agreement